Results of a Special Meeting of Shareholders
On April 17, 2007, May 23, 2007 and June 26, 2007 Special Meetings of Shareholders were held to vote at a Trust, Fund and Class level on various proposals recently approved by the Fund's Trustees. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposal:
1. Election of Board Members†

Nominees

Votes For

Authority
Withheld
Abstentions
Broker Non-Vote
Bruce R. Bent

Reserve Municipal Money-Market Trust II (formerly Reserve Tax-Exempt Trust)

956,939,209
19,796,992
0
0
William E. Viklund

Reserve Municipal Money-Market Trust II (formerly Reserve Tax-Exempt Trust)

957,031,656
19,704,545
0
0

Joseph D. Donnelley

Reserve Municipal Money-Market Trust II (formerly Reserve Tax-Exempt Trust)

957,875,941
18,860,260
0
0
Edwin Ehlert, Jr.

Reserve Municipal Money-Market Trust II (formerly Reserve Tax-Exempt Trust)

956,650,182
20,086,019
0
0
William J. Montgoris

Reserve Municipal Money-Market Trust II (formerly Reserve Tax-Exempt Trust)

956,664,011
20,072,193
0
0
Frank J. Stalzer

Reserve Municipal Money-Market Trust II (formerly Reserve Tax-Exempt Trust)

957,474,160
19,262,041
0
0

Ronald J. Artinian

Reserve Municipal Money-Market Trust II (formerly Reserve Tax-Exempt Trust)

957,727,916
19,008,285
0
0

Santa Albicocco

Reserve Municipal Money-Market Trust II (formerly Reserve Tax-Exempt Trust)

957,506,557
19,229,644
0
0

Stephen P. Zieniwicz

Reserve Municipal Money-Market Trust II (formerly Reserve Tax-Exempt Trust)

957,408,207
19,327,993
0
0

Board Members are elected by the shareholders of all of the series of the Trust of which the Fund is a series.
On April 17, 2007, May 23, 2007 and June 26, 2007, Special Meetings of Shareholders were held to vote at a Fund level on various proposals recently approved by the Fund's Trustees. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (a) to approve the retention of payments made under the "Comprehensive Fee" Investment Management Agreement, (b) to approve the retention of payments made under Distribution Plans and Distribution Agreements.
 Approval of Retention of Payments

Votes For

Votes Against

Abstentions

Broker
Non-Votes

Approval of Retention of Payments Made Under the "Comprehensive Fee" Investment Management Agreements

Interstate Tax-Exempt

698,168,672

27,164,412

7,152,224

0
California Municipal Money-Market Fund (formerly California Tax-Exempt Fund)

62,039,114

4,407,771

3,769,985

0
Connecticut Municipal Money-Market Fund (formerly Connecticut Tax-Exempt Fund)

25,307,361

1,432,231

301,763

0
Florida Municipal Money-Market Fund (formerly Florida Tax-Exempt Fund)

25,136,327

3,824,667

1,126,244

0
Massachusetts Municipal Money-Market Fund (formerly Massachusetts Tax-Exempt Fund)

14,659,780

756,073

457,240

0
Michigan Municipal Money-Market Fund (formerly Michigan Municipal Money-Market Fund)

5,152,417

1,216,035

422,547

0
New Jersey Municipal Money-Market Fund (formerly New Jersey Tax-Exempt Fund)

27,357,787

2,528,336

901,995

0
Ohio Municipal Money-Market Fund (formerly Ohio Tax-Exempt Fund)

9,493,211

403,458

173,121

0
Pennsylvania Municipal Money-Market Fund (formerly Pennsylvania Tax-Exempt Fund)

46,175,110

787,506

290,486

0
Virginia Municipal Money-Market Fund (formerly Virginia Tax-Exempt Fund)

17,201,889

710,219

81,142

0

Approval of Retention of Payments Made Under Distribution Plans and Distribution Agreements.

Interstate Tax-Exempt

163,508,910

22,192,287

6,711,390

0
California Municipal Money-Market Fund (formerly California Tax-Exempt Fund)

61,477,925

4,956,659

3,782,286

0
Connecticut Municipal Money-Market Fund (formerly Connecticut Tax-Exempt Fund)

25,348,862

1,408,509

283,982

0
Florida Municipal Money-Market Fund (formerly Florida Tax-Exempt Fund)

25,268,439

3,692,555

1,126,244

0
Massachusetts Municipal Money-Market Fund (formerly Massachusetts Tax-Exempt Fund)

14,561,575

619,030

692,489

0
Michigan Municipal Money-Market Fund (formerly Michigan Municipal Money-Market Fund)

5,161,227

1,207,225

422,547

0
New Jersey Municipal Money-Market Fund (formerly New Jersey Tax-Exempt Fund)

27,398,263

2,482,677

907,178

0
Ohio Municipal Money-Market Fund (formerly Ohio Tax-Exempt Fund)

9,491,995

404,675

173,120

0
Pennsylvania Municipal Money-Market Fund (formerly Pennsylvania Tax-Exempt Fund)

46,199,376

787,042

266,683

0
Virginia Municipal Money-Market Fund (formerly Virginia Tax-Exempt Fund)

17,248,548

668,833

75,869

0
On April 17, 2007, May 23, 2007 and June 26, 2007, Special Meetings of Shareholders were held to vote at a Class level on various proposals recently approved by the Fund's Trustees. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes by the Class R and the Class I shareholders as to the following proposals: (1) to approve a new "Comprehensive Fee" Investment Management Agreement, (2) to amend the "Comprehensive Fee" Investment Management Agreement, (3) to approve new Distribution Plans and (4) to amend the "Distribution Plans."

1. Approval of New "Comprehensive Fee" Investment Management Agreement

Votes For

Votes Against

Abstentions

Broker
Non-Votes
Approval of New "Comprehensive Fee" Investment Management Agreement

Interstate Tax-Exempt Fund-Class Institutional

443,651,557

0

0

0
Interstate Tax-Exempt Fund-Class 15

108,159

0

0

0
Interstate Tax-Exempt Fund-Class 25

38,851,766

4,070,478

0

0
Interstate Tax-Exempt Fund-Class 45

95,237

0

0

0
Interstate Tax-Exempt Fund-Class 70

5,629,931

0

0

0
Interstate Tax-Exempt Fund-Class 75

5,660,326

0

0

0
Interstate Tax-Exempt Fund-Class Treasurer's Trust

52,806,849

91,912

396,759

0
Interstate Tax-Exempt Fund-Class R

151,863,556

22,331,371

6,927,402

0
California Municipal Money-Market Fund-Class R (formerly California Tax-Exempt Fund)

61,298,353

5,160,111

3,758,407

0
Connecticut Municipal Money-Market Fund-Class R (formerly Connecticut Tax-Exempt Fund)

25,222,578

1,522,486

296,291

0
Florida Municipal Money-Market Fund-Class R (formerly Florida Tax-Exempt Fund)

25,246,577

3,643,319

1,197,342

0
Massachusetts Municipal Money-Market Fund-Class R (formerly Massachusetts Tax-Exempt Fund)

14,671,610

751,345

450,138

0
Michigan Municipal Money-Market Fund-Class R (formerly Michigan Municipal Money-Market Fund)

5,273,636

1,093,776

423,587

0
New Jersey Municipal Money-Market Fund-Class R (formerly New Jersey Tax-Exempt Fund)

26,759,146

3,030,149

998,823

0
Ohio Municipal Money-Market Fund-Class R (formerly Ohio Tax-Exempt Fund)

9,494,823

411,348

163,619

0
Pennsylvania Municipal Money-Market Fund-Class R (formerly Pennsylvania Tax-Exempt Fund)

46,374,132

599,990

278,979

0
Virginia Municipal Money-Market Fund-Class R (formerly Virginia Tax-Exempt Fund)

17,082,678

837,989

72,584

0

2. Approval of Amendment to "Comprehensive Fee" Investment Management Agreement

Votes For

Votes Against

Abstentions

Broker
Non-Votes
Approval of Amendment to "Comprehensive Fee" Investment Management Agreement

Interstate Tax-Exempt Fund-Class Institutional

443,651,557

0

0

0
Interstate Tax-Exempt Fund-Class 15

108,159

0

0

0
Interstate Tax-Exempt Fund-Class 25

34,904,213

4,070,478

0

3,947,553
Interstate Tax-Exempt Fund-Class 45

95,237

0

0

0
Interstate Tax-Exempt Fund-Class 70

5,629,931

0

0

0
Interstate Tax-Exempt Fund-Class 75

5,660,326

0

0

0
Interstate Tax-Exempt Fund-Class Treasurer's Trust

52,547,740

78,378

410,570

258,832
Interstate Tax-Exempt Fund-Class R

122,404,573

22,465,827

7,012,810

29,239,119
California Municipal Money-Market Fund-Class R (formerly California Tax-Exempt Fund)

60,799,612

5,256,854

3,748,729

411,676
Connecticut Municipal Money-Market Fund-Class R (formerly Connecticut Tax-Exempt Fund)

18,643,614

1,503,527

303,237

6,590,977
Florida Municipal Money-Market Fund-Class R (formerly Florida Tax-Exempt Fund)

25,078,778

3,805,364

1,197,346

5,750
Massachusetts Municipal Money-Market Fund-Class R (formerly Massachusetts Tax-Exempt Fund)

13,159,485

752,851

450,136

1,510,621
Michigan Municipal Money-Market Fund-Class R (formerly Michigan Municipal Money-Market Fund)

5,253,852

1,113,557

423,587

3
New Jersey Municipal Money-Market Fund-Class R (formerly New Jersey Tax-Exempt Fund)

26,623,027

2,983,334

981,249

200,508
Ohio Municipal Money-Market Fund-Class R (formerly Ohio Tax-Exempt Fund)

7,499,459

444,213

163,616

1,962,503
Pennsylvania Municipal Money-Market Fund-Class R (formerly Pennsylvania Tax-Exempt Fund)

34,204,597

730,094

283,734

12,034,676
Virginia Municipal Money-Market Fund-Class R (formerly Virginia Tax-Exempt Fund)

12,110,231

839,116

77,021

4,966,882

3. Approval of New Distribution Plan

Votes For

Votes Against

Abstentions

Broker
Non-Votes
Approval of New Distribution Plan

Interstate Tax-Exempt Fund-Class 70

5,629,931

0

0

0
Interstate Tax-Exempt Fund-Class 75

5,660,326

0

0

0
Interstate Tax-Exempt Fund-Class R

152,413,689

21,381,288

7,327,353

0
California Municipal Money-Market Fund-Class R (formerly California Tax-Exempt Fund)

61,709,386

4,613,922

3,893,563

0
Connecticut Municipal Money-Market Fund-Class R (formerly Connecticut Tax-Exempt Fund)

25,825,696

927,218

288,440

0
Florida Municipal Money-Market Fund-Class R (formerly Florida Tax-Exempt Fund)

25,356,505

3,393,385

1,337,348

0
Massachusetts Municipal Money-Market Fund-Class R (formerly Massachusetts Tax-Exempt Fund)

14,682,918

641,832

548,344

0
Michigan Municipal Money-Market Fund-Class R (formerly Michigan Municipal Money-Market Fund)

5,290,356

1,077,285

423,357

0
New Jersey Municipal Money-Market Fund-Class R (formerly New Jersey Tax-Exempt Fund)

27,090,112

2,728,380

969,626

0
Ohio Municipal Money-Market Fund-Class R (formerly Ohio Tax-Exempt Fund)

9,494,223

408,257

167,310

0
Pennsylvania Municipal Money-Market Fund-Class R (formerly Pennsylvania Tax-Exempt Fund)

46,321,325

604,796

326,981

0
Virginia Municipal Money-Market Fund-Class R (formerly Virginia Tax-Exempt Fund)

17,193,733

731,426

68,091

0

4. Approval of Amendment to New Distribution Plan

Votes For

Votes Against

Abstentions

Broker
Non-Votes
Approval of Amendment to New Distribution Plan

Interstate Tax-Exempt Fund-Class 70

5,629,931

0

0

0
Interstate Tax-Exempt Fund-Class 75

5,660,326

0

0

0
Interstate Tax-Exempt Fund-Class R

123,043,742

21,627,037

7,212,431

29,239,119
California Municipal Money-Market Fund-Class R (formerly California Tax-Exempt Fund)

60,834,557

5,100,282

3,870,355

411,676
Connecticut Municipal Money-Market Fund-Class R (formerly Connecticut Tax-Exempt Fund)

18,679,753

1,468,862

301,763

6,590,977
Florida Municipal Money-Market Fund-Class R (formerly Florida Tax-Exempt Fund)

25,172,717

3,573,656

1,335,116

5,750
Massachusetts Municipal Money-Market Fund-Class R  (formerly Massachusetts Tax-Exempt Fund)

13,188,649

618,535

555,289

1,510,621
Michigan Municipal Money-Market Fund-Class R (formerly Michigan Municipal Money-Market Fund)

5,233,259

1,078,141

479,595

3
New Jersey Municipal Money-Market Fund-Class R (formerly New Jersey Tax-Exempt Fund)

26,832,081

2,855,662

899,867

200,508
Ohio Municipal Money-Market Fund-Class R (formerly Ohio Tax-Exempt Fund)

7,518,523

421,457

167,307

1,962,503
Pennsylvania Municipal Money-Market Fund-Class R (formerly Pennsylvania Tax-Exempt Fund)

34,277,132

614,313

326,981

12,034,676
Virginia Municipal Money-Market Fund-Class R (formerly Virginia Tax-Exempt Fund)

12,204,262

757,407

64,699

4,966,882

On April 17, 2007, May 23, 2007 and June 26, 2007, Special Meetings of Shareholders were held to vote at a Fund level on various proposals recently approved by the Fund's Trustees. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes Fund shareholders as to the following proposal: approval of change in fundamental Investment policy.

Votes For

Votes Against

Abstentions

Broker
Non-Votes
Approval of Change in Fundamental Investment Policy

California Municipal Money-Market Fund (formerly California Tax-Exempt Fund)

61,486,075

3,767,194

4,551,926

411,676
Connecticut Municipal Money-Market Fund (formerly Connecticut Tax-Exempt Fund)

18,799,746

1,337,701

312,930

6,590,977
Florida Municipal Money-Market Fund (formerly Florida Tax-Exempt Fund)

25,477,787

3,401,928

1,201,773

5,750
Massachusetts Municipal Money-Market Fund (formerly Massachusetts Tax-Exempt Fund)

13,080,192

825,677

456,604

1,510,621
Michigan Municipal Money-Market Fund (formerly Michigan Municipal Money-Market Fund)

5,450,887

914,558

425,550

3
New Jersey Municipal Money-Market Fund (formerly New Jersey Tax-Exempt Fund)

26,809,552

2,770,956

1,007,102

200,508
Ohio Municipal Money-Market Fund (formerly Ohio Tax-Exempt Fund)

7,533,427

406,553

167,307

1,962,503
Pennsylvania Municipal Money-Market Fund (formerly Pennsylvania Tax-Exempt Fund)

34,398,474

579,324

240,628

12,034,676
Virginia Municipal Money-Market Fund (formerly Virginia Tax-Exempt Fund)

12,305,352

648,689

72,327

4,966,882